SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347                 06-152875
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(State or other                      (Commission               (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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(Address of principal executive offices)                      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 661-6942
       ------------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On November 15, 2001, Change Technology Partners, Inc., a Delaware corporation (the "Company"), and Franklin Capital Corporation, a Delaware corporation ("Franklin"), announced that they had reached an agreement in principle to combine their businesses through a merger of the Company and Franklin. The Press Release relating to such announcement is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           EXHIBIT NUMBER            DESCRIPTION
                           --------------            -----------

                                99.1    Press Release, issued November 15, 2001

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANGE TECHNOLOGY PARTNERS, INC.

Date: November 15, 2001            BY:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

99.1                                Press Release, issued November 15, 2001.